Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Knight Fuller, Inc. on  Form  10QSB  for  the  year ended December 31, 2004,  as filed with the Securities and Exchange Commission on the date hereof (the "Report'),  I, Stephen Hallock,  Chief  Financial Officer of the Company, certify, pursuant to  18 U.S.C. Section 1350, as  adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained  in  the  Report  fairly presents, in all material  respects,  the financial condition and result of  operations  of  the Company.

/s/ Stephen Hallock

_____________________

Stephen Hallock

Chief Financial Officer

Date: August 15, 2005